0 38 84 229 162 38 0 119 193 157 194 75 117 167 192 83 94 125 192 77 55 127 127 127 89 89 89 KeyBanc Capital Markets’ Basic Materials & Packaging Conference September 14, 2016

0 38 84 229 162 38 0 119 193 157 194 75 117 167 192 83 94 125 192 77 55 127 127 127 89 89 89 A number of the matters discussed in this document that are not historical or current facts deal with potential future circumstances and developments and August constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by the fact that they do not relate strictly to historic or current facts and relate to future events and expectations. Forward-looking statements contain such words as "anticipate,” "estimate," "expect," "project," "intend," "plan," "believe," and other words and terms of similar meaning in connection with any discussion of future operating or financial performance. Forward-looking statements are based on management's current expectations and include known and unknown risks, uncertainties and other factors, many of which management is unable to predict or control, that August cause actual results, performance or achievements to differ materially from those expressed or implied in the forward-looking statements. Important factors that could cause actual results to differ materially from those suggested by these forward-looking statements, and that could adversely affect the Company's future financial performance, include, but are not limited to, the following: – worldwide and regional economic, business and political conditions, including continuing economic uncertainties in some or all of the Company's major product markets or countries where the Company has operations; – the effectiveness of the Company's efforts to improve operating margins through sales growth, price increases, productivity gains, and improved purchasing techniques; – competitive factors, including intense price competition; – fluctuations in the value of currencies in areas where the Company operates; – volatility of prices and availability of the supply of energy and raw materials that are critical to the manufacture of the Company's products, particularly plastic resins derived from oil and natural gas; – changes in customer demand and requirements; – effectiveness of the Company to achieve the level of cost savings, productivity improvements, growth and other benefits anticipated from acquisitions, joint ventures and restructuring initiatives; – escalation in the cost of providing employee health care; – uncertainties and unanticipated developments regarding contingencies, such as pending and future litigation and other claims, including developments that would require increases in our costs and/or reserves for such contingencies; – the performance of the global automotive market as well as other markets served; – further adverse changes in economic or industry conditions, including global supply and demand conditions and prices for products; – operating problems with our information systems as a result of system security failures such as viruses, cyber-attacks or other causes; – our current debt position could adversely affect our financial health and prevent us from fulfilling our financial obligations; – integration of acquisitions, including most recently Citadel, with our existing business, including the risk that the integration will be more costly or more time consuming and complex or simply less effective than anticipated; – our ability to achieve the anticipated synergies, cost savings and other benefits from the Citadel acquisition; – substantial time devoted by management to the integration of the Citadel acquisition; and – failure of counterparties to perform under the terms and conditions of contractual arrangements, including suppliers, customers, buyers and sellers of a business and other third parties with which the Company contracts. The risks and uncertainties identified above are not the only risks the Company faces. Additional risk factors that could affect the Company's performance are set forth in the Company's Annual Report on Form 10-K for the fiscal year ended August 31, 2015. In addition, risks and uncertainties not presently known to the Company or that it believes to be immaterial also may adversely affect the Company. Should any known or unknown risks or uncertainties develop into actual events, or underlying assumptions prove inaccurate, these developments could have material adverse effects on the Company's business, financial condition and results of operations. 2 Cautionary Note

0 38 84 229 162 38 0 119 193 157 194 75 117 167 192 83 94 125 192 77 55 127 127 127 89 89 89 This presentation includes certain financial information determined by methods other than in accordance with accounting principles generally accepted in the United States (“GAAP”). These non-GAAP financial measures include segment gross profit, SG&A expenses excluding certain items, segment operating income, operating income before certain items, net income excluding certain items, net income per diluted share excluding certain items, adjusted EBITDA and free cash flow as discussed further in the Reconciliation of GAAP and Non-GAAP Financial Measures below. These non-GAAP financial measures are considered relevant to aid analysis and understanding of the Company’s results and business trends. However, non-GAAP measures are not in accordance with, nor are they a substitute for, GAAP measures, and tables included in this release reconcile each non-GAAP financial measure with the most directly comparable GAAP financial measure. The most directly comparable GAAP financial measures for these purposes are gross profit, SG&A expenses, operating income, net income, net income per diluted share and cash provided from operating activities. The Company's non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable GAAP financial measures, and should be read only in conjunction with the Company's consolidated financial statements prepared in accordance with GAAP. While the Company believes that these non-GAAP financial measures provide useful supplemental information to investors, there are very significant limitations associated with their use. These non-GAAP financial measures are not prepared in accordance with GAAP, may not be reported by all of the Company’s competitors and may not be directly comparable to similarly titled measures of the Company’s competitors due to potential differences in the exact method of calculation. The Company compensates for these limitations by using these non-GAAP financial measures as supplements to GAAP financial measures and by reviewing the reconciliations of the non-GAAP financial measures to their most comparable GAAP financial measures. 3 Use of Non-GAAP Financial Measures

0 38 84 229 162 38 0 119 193 157 194 75 117 167 192 83 94 125 192 77 55 127 127 127 89 89 89 A. Schulman Business Overview 4 • By transforming pennies-per-pound commodity resins into dollars-per-pound specialty materials, we help define success for our customers around the world • We add significant value by enhancing the performance, appearance or ability to process our customers’ products - providing our customers with critical solutions and differentiation in their markets BUSINESS MODEL Engineered Plastics Specialty Powders & Engineered Composites Masterbatch Solutions Custom Performance Colors Polymer Polymer Additives Fiber & Reinforcements Finished Compound SIGNIFICANT TRANSFORMATION SINCE 2008 WITH A FOCUS ON SPECIALTY MATERIALS SOLUTIONS Resin

0 38 84 229 162 38 0 119 193 157 194 75 117 167 192 83 94 125 192 77 55 127 127 127 89 89 89 A. Schulman Overview 5 1928 Founded by Alex Schulman in Akron, Ohio, US Public company 1972 (Symbol: SHLM) Global Presence since 1950s 11 Acquisitions since 2010 ~$55M *Free cash flow $2.4B in revenue in FY15 6 Product families 57 Manufacturing sites ~ 1,000,000 Tons current annual manufacturing capacity 5,000 Associates *Free cash flow calculated as TTM May-16 cash flow provided from operations less capital expenditures

0 38 84 229 162 38 0 119 193 157 194 75 117 167 192 83 94 125 192 77 55 127 127 127 89 89 89 A. Schulman’s Six Product Families 6 7% of Sales 28% of Sales 36% of Sales 10% of Sales 11% of Sales CUSTOM PERFORMANCE COLORS (“CPC”) MASTERBATCH SOLUTIONS (“MBS”) ENGINEERED PLASTICS (“EP”) SPECIALTY POWDERS (“SP”) DISTRIBUTION SERVICES (“DS”) High-performance products combining polymer resins with modifiers, reinforcements, additives and pigments ■ Custom matched color concentrates for wide range of applications in personal care & hygiene, consumer, and outdoor recreational equipment ■ Efficient service model with quick turn around and speed to market ■ Growing global network of dedicated color facilities to service global brand owners ■ High-end color capabilities including pearlescent, metallic and other special effects Repackaging and distribution of large producers’ bulk commodity resins Compounded resins for rotationally-molded products Powdered or pelletized color concentrates custom- designed to enhance thermoplastic resins Thermoplastic additives and color concentrates that improve the appearance and performance of resins ■ High-value applications including films, food packaging and consumer ■ Designed to improve performance, appearance and processing of plastics ■ Performance- enhancing: ■ Antibacterial ■ Flame retardants ■ Ultra-violet ■ Anti-static ■ Barrier ■ Antioxidants ■ Value-added, smaller % of the total mix in end products ■ Compounded products for durable goods, appliances, toys, electronics and auto ■ Enhanced polymers provide structural integrity, such as superior strength & stiffness ■ Polymers enhanced with fiber reinforcements: ■ Glass and carbon ■ Nano-reinforcements ■ Flame retardants ■ UV stabilization ■ Multi-component blends: ■ Polyolefins ■ Nylons ■ Global market leader with applications including gas & water tanks, kayaks, playground slides, and other large applications ■ Leverage grinding into both the Masterbatch Solutions and Engineered Plastics businesses ■ Broad product portfolio of base resins, custom colors and proprietary cross-linked polyethylene formulations ■ Specialty powders for the oil and gas industry ■ Supports the Company’s three manufacturing business units ■ Distribution of olefinic, non-olefinic resins,selected styrenics and engineering plastics ■ Provides sales, marketing and technical services ■ Increases A. Schulman’s purchasing power to improve availability and cost base of resins ■ Capitalizes on global polyolefin producers’ shift to distribution to meet the needs of small thermoformers and molders ENGINEERED COMPOSITES (“EC”) 8% of Sales Highly-filled compounded products, using short glass or carbon fibers ■ Used in compression and injection molding processes ■ Provides superior heat, chemical and electrical resistance ■ Used in small, complex parts that are easy to mold but with high resistance & larger parts with higher structural strength due to long fibers ■ Markets include consumer, electrical, Industrial & Construction, Transportation, Healthcare & Safety

0 38 84 229 162 38 0 119 193 157 194 75 117 167 192 83 94 125 192 77 55 127 127 127 89 89 89 Diverse End Markets & Applications 7  Color matching and color trending services  Global technical expertise and extensive industry know-how  Compliance with regulation and design needs  Expertise in scratch and surface appearance, paint replacement, lightweight materials, and look & feel etc.  Flame retardant and UV stability meeting industry standards w/o hazardous materials  Meet the highest thermal stability requirements  Flame retardant – various halogen-free solutions, antimony trioxide free options  Colored & UV resistant  Optimized for a large variety of base polymers  Extensive know-how especially in UV protection & antimicrobial (patented)  Fully equipped lab for testing and small scale production  Color matching and color trending services  Key properties: mechanical strength, impact resistance, UV stability & surface appearance  Transfer of plasma adhesion technology Mobility Building & Construction Electronics & Electrical Agriculture Sports, Leisure & Home Packaging Personal Care & Hygiene % of Revenue  36%  Masterbatches  Custom Performance Colors  Distribution products  19%  Custom Performance Colors  Engineered Plastics  Engineered Composites  Food packaging  Security / Anti-Theft Packaging  7%  Masterbatches  Custom Performance Colors  Engineered Plastics  Engineered Composites  5%  Masterbatches  Customer Performance Colors  Engineered Plastics  Specialty Powders  9%  Masterbatches  Custom Performance Colors  Engineered Plastics  Engineered Composites  5%  Masterbatches  Customer Performance Colors  Specialty Powders  Engineered Composites  4%  Masterbatches  Custom Performance Colors  Engineered Plastics End Market % of Revenue Key Products Key Applications Key Attributes  Interiors, exteriors and under the hood applications  Automotive electrical and electronic parts  EPS and XPS industries  Polyethylene pipe production and insulation  Window Frames  Green house frames & films  Mulch and silage film  Irrigation systems and tanks  UL, VDE, IEC, DIN, Building & Construction  Power tools  Small Appliances  Stadium seats  Helmets, coolers  Synthetic grass system for hockey, tennis, golf etc.  Toothbrushes, razors, shampoo bottles  Diapers & adult incontinence (key mega trend for aging population)  Customer focused approach meeting specific needs (i.e., customized colors and effects)  Soft touch solutions offering aesthetics and a good grip  Breathable films 1 Revenue splits based on LTM 2/28/15 net sales 11

0 38 84 229 162 38 0 119 193 157 194 75 117 167 192 83 94 125 192 77 55 127 127 127 89 89 89 4Q Update 8 • On 8/11/16 Company lowered its full-year 2016 adjusted net income guidance range to $1.90 to $1.95 per diluted share • APAC and LATAM had performed close to internal forecasts • USCAN experienced share loss from a major Engineered Plastics customer due to a product shift that A. Schulman did not pursue given formulation and price requirements • Engineered Composites experienced softer demand in mobility, E&E and B&C markets in US • EMEA • Distribution, Specialty Powders and Masterbatch Solutions suffered from customer hesitation in an overall downward polyolefin market as well as uncertainty in the macro environment (i.e. Brexit & Turkey coup) • In addition, consolidation in France has gone slower than anticipated and resulted in temporary share loss in SP • MBS experienced a temporary share loss after competitors lagged behind the Company's pricing actions related to white Masterbatch product offerings • Engineered Plastics and CPC on track

0 38 84 229 162 38 0 119 193 157 194 75 117 167 192 83 94 125 192 77 55 127 127 127 89 89 89 4Q Update 9 • On 8/18/16 Board of Directors asked Joe Gingo to return as our president and chief executive officer with a 2-year contract & 1-year renewal option • On 8/22/16 Gary Miller was appointed Chief Operating Officer and Frank Roederer was appointed SVP, GM of U.S. and Canada (“USCAN”) in addition to his role as GM of Engineered Composites (“EC”) • The Company has partnered with Citi to provide a comprehensive review of the Company’s 2017 budget, five-year plan, as well as near- and longer-term global market trends. Purpose of the comprehensive review is to understand lack of performance and review Company’s market assumptions and outlook. • The Board takes – and will always take – seriously its fiduciary duties to deliver meaningful shareholder value and this action is in line with that goal. • Company aims to improve performance, not to find a buyer of the Company.

0 38 84 229 162 38 0 119 193 157 194 75 117 167 192 83 94 125 192 77 55 127 127 127 89 89 89 • Reported sales up 16%; legacy sales down 3% • Significant YOY margin improvement; 12 consecutive qtrs. of YOY gains in adjusted gross margins • Positive product mix shift between specialty and commodity businesses • Profit improvement from Citadel integration and past restructuring: • Adj. gross profit1 up 120 bps • Adj. operating income1 up 110 bps 10 (1) Reflects Non-GAAP results. Refer to the Appendix for a reconciliation between GAAP and Non-GAAP results. Financial Highlights – 3Q16 3Q16 FINANCIAL HIGHLIGHTS ($mm, $/sh) 3Q16 3Q15 Change % REVENUE $650.4 $560.9 16% GAAP EPS $0.53/sh ($.34)/sh nm ADJ EPS1 $0.79/sh $0.72/sh 10% ADJ GROSS PROFIT1 $113.3 $90.9 25% ADJ OP INCOME1 $45.8 $32.8 40% ADJ EBITDA1 $66.9 $45.2 48% 3Q16 Revenue Bridge ($mm) 3Q15 FX Acqn Vol/Price 3Q16 561 650 (6) (17) 112 700 500 100 300

0 38 84 229 162 38 0 119 193 157 194 75 117 167 192 83 94 125 192 77 55 127 127 127 89 89 89 Key 3Q16 Takeaways • Consolidated gross profit and operating income increased by 20.6% and 35.8%, respectively, versus the prior year period • Adjusted gross margin1 in 3Q increased to 17.4% vs 16.2% in the prior year period; adjusted operating margin1 increased to 7% vs 5.9% in the prior year period • Debt reduction by $40 million during quarter driven by $51* million free cash flow • Lucent matter addressed operationally; lawsuit filed against former owners • Citadel synergies raised to $30 million by end of fiscal 2017 • Focus will remain on accelerating value-added portfolio (smart sales) and operational (smart) savings 11 *Reflects free cash flow calculated as cash flow provided from operations less capital expenditures (1) Reflects Non-GAAP results. Refer to the Appendix for a reconciliation between GAAP and Non-GAAP results.

0 38 84 229 162 38 0 119 193 157 194 75 117 167 192 83 94 125 192 77 55 127 127 127 89 89 89 • Lucent matter addressed operationally • Lawsuit filed against former sellers • Company estimates roughly $20mm - $25mm in lost sales in FY16 • No product recalls to date • Two Lucent plants closed in August and third plant by end of December 12 Lucent Resolution Process Three months ended Nine months ended May 31, 2016 (in millions) Inventory rework, remediation action, investigative costs $ 0.7 $ 5.0 Recurring additional costs to produce to customer specs 1.1 3.8 Total Lucent remediation costs 1.8 8.8 Litigation-related costs 1.2 1.2 Total Lucent Matter costs $ 3.0 $ 10.0

0 38 84 229 162 38 0 119 193 157 194 75 117 167 192 83 94 125 192 77 55 127 127 127 89 89 89 • Cost synergies closing in on $20mm goal; YTD is $12mm • Increase hard synergy goal to $30mm in FY17 • Expect sales synergies in FY17 • Refocus resources as Lucent distraction abates 13 Citadel Integration CITADEL COST SYNERGY PROGRESS ($mm) YTD 2016 FORECAST FY2016 GOAL FY 2017 Sourcing $4 $6 $11 Operations 0 3 9 SG&A / Other 8 10 10 TOTAL $12 $19 $30

0 38 84 229 162 38 0 119 193 157 194 75 117 167 192 83 94 125 192 77 55 127 127 127 89 89 89 14 • 3Q16 debt reduction was $40mm • Driven by $51mm of free cash flow* generation • Working capital improvement mostly attributed to effective inventory management efforts and favorable seasonality impact Balance Sheet / Cash Flow $144 Million Gross Debt Reduction Since June 1 Citadel Purchase *Reflects free cash flow calculated as cash flow provided from operations less capital expenditures

0 38 84 229 162 38 0 119 193 157 194 75 117 167 192 83 94 125 192 77 55 127 127 127 89 89 89 Debt Structure* * In USD unless noted and millions ** Libor floor at 0.75% 21 Debt Tranches Pricing As of 8/31/15 11/30/15 2/29/16 5/31/16 Prelim. 8/31/16 Total Debt Reduction Since 8/31/15 Revolver - $300 L+225 bps $0 $0 $18 $12 $17 +17 Term Loan A L+225 bps $198 $195 $192 $190 $188 -10 USD Term Loan B L+325** $349 $348 $347 $346 $345 -4 EUR Term Loan B L+325** €125 €104 €74 €45 €15 $140 $110 $80 $50 $16 -124 High Yield Bond 6.875% $375 $375 $375 $375 $375 Misc. (foreign credit lines, leases, etc.) varies $4 $8 $12 $13 $14 +10 Total Debt $1,066 $1,036 $1,024 $986 $955 -111 Cash 97 96 47 49 43 Total Net Debt $969 $940 $977 $937 $912 -57 Adjusted Net Leverage 4.08x 3.87x 4.22x 3.96x 3.93x TOTAL DEBT REDUCED BY $111MM IN FISCAL YEAR 2016. COMPANY HAS EFFECTIVELY UTILIZED THE IN HOUSE BANK TO MANAGE ITS CASH POSITION

0 38 84 229 162 38 0 119 193 157 194 75 117 167 192 83 94 125 192 77 55 127 127 127 89 89 89 Use of Cash • Reinvest in the business o New operations in Turkey & China o Capacity expansions in APAC and LATAM o Restructuring to support specialty demand • Dividend payments o Support common dividend currently yielding approximately 3% • Debt repayments o Intense focus on de-leveraging balance sheet to 2.5x net leverage target • Opportunistic acquisitions • Share buy backs 16

0 38 84 229 162 38 0 119 193 157 194 75 117 167 192 83 94 125 192 77 55 127 127 127 89 89 89 Path to Growth 17 SMART SAVINGS SMART SALES CITADEL INTEGRATION ACCELERATED GROWTH •FY17 cost synergy raised to $30mm •FY17 sales synergies •Drive composite capabilities into EMEA • Investment in key markets (e.g. China) •Enhanced global R&D/New products •Enhanced focus on USCAN •Realignment of Marketing & IT functions/ implement enhanced CRM •Plant consolidations •Productivity initiatives (Manufacturing for Success) •Supply chain efficiencies

0 38 84 229 162 38 0 119 193 157 194 75 117 167 192 83 94 125 192 77 55 127 127 127 89 89 89 18 Appendix

0 38 84 229 162 38 0 119 193 157 194 75 117 167 192 83 94 125 192 77 55 127 127 127 89 89 89 19 A. Schulman, Inc. Reconciliation of GAAP and Non-GAAP Financial Measures Unaudited (In millions, except per share data)

0 38 84 229 162 38 0 119 193 157 194 75 117 167 192 83 94 125 192 77 55 127 127 127 89 89 89 20 Explanation of Adjustments 1) Accelerated depreciation is related to restructuring plans in the Company's USCAN and EMEA segments. Refer to Note 14 in the Company's Quarterly Report on Form 10-Q for further discussion. 2) Costs related to acquisitions and integrations primarily include third party professional, legal, IT and other expenses associated with successful and unsuccessful full or partial acquisition and divestiture/dissolution transactions, as well as certain employee-related expenses such as travel, bonuses and post-acquisition severance separate from a formal restructuring plan. 3) Restructuring and related costs include items such as employee severance charges, lease termination charges, curtailment gains/losses, other employee termination costs, and professional fees related to the reorganization of the Company’s legal entity structure and facility operations. 4) Lucent costs primarily represent legal and investigation costs related to resolving the Lucent matter, product manufacturing costs for reworking existing Lucent inventory, obsolete Lucent inventory reserve costs, and dedicated internal personnel costs that would have otherwise been focused on normal operations. 5) Write off of deferred financing costs related to the €79.0 million prepayment of the Euro Term Loan B. 6) Tax (benefits) charges represent the Company's quarterly non-GAAP tax based on the overall estimated annual non- GAAP effective tax rates. 7) Primarily relates to $18.8 million in bridge financing fees. 8) Convertible special stock dividends have been added back as the 2.4 million shares of convertible special stock were considered dilutive to the third quarter of fiscal 2016.

0 38 84 229 162 38 0 119 193 157 194 75 117 167 192 83 94 125 192 77 55 127 127 127 89 89 89 21 Explanation of Adjustments 1) Other includes Foreign currency transaction (gains) losses, Other (income) expense, net, and Gain on early extinguishment of debt. 2) For details on Non-GAAP adjustments, refer to "Reconciliation of GAAP and Non-GAAP Financial Measures", items (2) - (8) and Loss (income) from discontinued operations. Amounts are included in Non Operating (Income) Expense, Income Tax Expense (Benefit) and Net Income Available to ASI Common Stockholders. Accelerated depreciation on the "Reconciliation of GAAP and Non-GAAP Financial Measures" has been excluded as it is already included in Depreciation and Amortization above. The three months ended May 31, 2015 also include additional amortization expense which is in SG&A in the "Reconciliation of GAAP and Non-GAAP Financial Measures". This expense has been added back to adjusted EBITDA. A. Schulman, Inc. Reconciliation of GAAP and Non-GAAP Financial Measures